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                                                                     EXHIBIT 32


      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                PURSUANT TO 18, UNITED STATES CODE, SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Lancaster Colony Corporation (the "Company") on Form 10-Q for the quarter ending December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), John B. Gerlach, Jr., Chief Executive Officer of the Company and John L. Boylan, Chief Financial Officer of the Company, respectively, do each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial conditions and results of operations of the Company.

                                           By: /s/ JOHN B. GERLACH, JR.
                                               -------------------------------
                                                   John B. Gerlach, Jr.
                                                   Chief Executive Officer

                                           February 11, 2004


                                           By: /s/ JOHN L. BOYLAN
                                              --------------------------------
                                                   John L. Boylan
                                                   Chief Financial Officer

                                           February 11, 2004